UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
Max & Erma’s Restaurants, Inc.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11514 (Commission File Number)	31-1041397 (IRS Employer Identification No.)
4849 Evanswood Drive
Columbus, OH 43229
(614) 431-5800
(Address, including zip code, and telephone number
including area code of registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Merger Agreement
     On April 28, 2008, Max & Erma’s Restaurants, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with G&R Acquisition, Inc. (“Buyer”), and G&R Acquisition Subsidiary, Inc., a wholly-owned subsidiary of Buyer (“Merger Sub”). Under the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing after the Merger as the surviving corporation and a subsidiary of Buyer. At the effective time of the Merger, each issued and outstanding share of the Company’s common stock (the “Common Stock”) will be converted into the right to receive $4.00 in cash, without interest (the “Merger Consideration”). In addition, each holder of a vested option to purchase shares of Common Stock will be entitled to receive a per share cash payment equal to the amount by which the Merger Consideration exceeds the exercise price of such option (if any), less any applicable withholding taxes.
     The Company has made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The completion of the Merger is subject to approval of the Merger Agreement by the Company’s stockholders and other customary closing conditions. The transaction is not subject to any financing condition.
     The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Buyer a termination fee equal to $800,000 plus expenses of $500,000.
     Following the Merger, the Company will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the NASDAQ Capital Market.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto. The Merger Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or the other parties thereto. In particular, the assertions embodied in the Company’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure letter provided by the Company to Buyer in connection with the signing of the Merger Agreement. This disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and Buyer rather than establishing matters as facts. Accordingly, investors and securityholders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or Buyer.
Additional Information and Where to Find It
     In connection with the proposed merger, the Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (the “SEC”). Investors and security holders of the Company are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting the Company by mail at Max & Erma’s Restaurants, Inc., 4849 Evanswood Drive, Columbus, OH 43229, Attn: William C. Niegsch, Jr. In addition, documents filed with the SEC by the Company are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.
     The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the proxy statement of the Company described above. Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K/A, as amended, for the fiscal year ended October 28, 2007 (filed January 25, 2008 and amended on February 25, 2008). These documents are available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.
Waiver and Consent with National City Bank
     On April 28, 2008, the Company and National City Bank (the “Bank”) entered into a Waiver and Consent (the “Bank Waiver”) regarding the Sixth Amended and Restated Revolving Credit Agreement, dated as of May 4, 2006, between the Company and the Bank, as amended by Amendment No. 1, dated December 14, 2006, a letter agreement, dated September 4, 2007, and a Forbearance Agreement, dated October 26, 2007 (collectively, the “Loan Agreement”).
     Under the terms of the Bank Waiver, the Bank consents to the execution and delivery of the Merger Agreement by the Company and the performance of the Company’s obligations thereunder. In addition, the Bank agrees that such execution, delivery and performance does not constitute an event of default or default under the Loan Agreement, all such defaults being waived. The Bank also consents to the closing of Merger and agrees that such does not constitute an event of default or default under the Loan Agreement, all such defaults being waived.
     The foregoing description of the Bank Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Bank Waiver, which is filed as Exhibit 10.1 hereto.
Second Amendment to Note Purchase Agreement and Consent
     On April 28, 2008, the Company and FriedbergMilstein Private Capital Fund I (the “Purchaser”) entered into a Second Amendment to Note Purchase Agreement and Consent (the “Second Amendment”) regarding all of the outstanding notes (the “Notes”) issued pursuant to that certain Note Purchase Agreement, dated May 5, 2006, between the Company and certain purchasers from time to time party thereto, as amended by the First Amendment to Note Purchase Agreement, dated as of October 26, 2007, between the Company and Purchaser (as so amended, the “Note Agreement”).
     Under the Second Amendment, the Notes become due 60 days after the closing of the Merger. In addition, if the Notes are not prepaid within 90 days after the closing of the Merger, the Company shall pay to the Purchasers a late payment fee in an amount equal to 2.5% of the amount due and not paid under the Notes. The Second Amendment also states that the Purchaser consents to the execution and delivery by the Company of the Merger Agreement. In addition, the Purchaser consents to the consummation of the Merger and requests payment of the Notes within 60 days after closing of the Merger, such consent subject to the fulfillment of certain conditions including the condition that Gary Reinert purchases $1.5 million in principal amount of the Notes prior to the Merger.
     The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is filed as Exhibit 10.2 hereto.
Waiver and Consent with Donal H. Malenick
     On April 28, 2008, the Company and Donal H. Malenick (“Malenick”) entered into a Waiver and Consent (the “Malenick Waiver”) regarding that Convertible Promissory Note, dated as of October 29, 2007 (the “Malenick Note”).
     Under the terms of the Malenick Waiver, Malenick consents to the execution and delivery of the Merger Agreement by the Company and the performance of the Company’s obligations thereunder. In addition, Malenick agrees that such execution, delivery and performance does not constitute an event of default or default under the Malenick Note, all such defaults being waived. Malenick also consents to the closing of Merger and agrees that such does not constitute an event of default or default under Malenick Note, all such defaults being waived.
     The Malenick Waiver also amends the Malenick Note so that Malenick’s ability to convert the second installment of the Principal Sum of the Convertible Note will terminate on the earlier to occur of the Merger or the Maturity Date of the Convertible Note. In addition, if Malenick elects to exercise his conversion rights at the closing of the Merger Agreement, the Conversion Price shall be $4.00; provided, however, that in the event the closing of the Merger Agreement does not occur, and in all other situations, the rights of Malenick, including the Conversion Price and the receipt of principal and interest will be as stated in the Malenick Note.
     The foregoing description of the Malenick Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the Malenick Waiver, which is filed as Exhibit 10.3 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     The information contained in Item 1.01 of this Form 8-K under the headings “Waiver and Consent with National City Bank,” “Second Amendment to Note Purchase Agreement and Consent” and “Waiver and Consent with Donal H. Malenick” is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
     On April 28, 2008, the Company issued a press release announcing the signing of the Merger Agreement. Pursuant to General Instruction F of Form 8-K, a copy of such joint press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Safe Harbor Statement
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although the Company and Buyer have signed an agreement for Merger Sub to merge with and into the Company, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if the companies do not receive necessary approval of the Company’s stockholders, or if it is blocked by a governmental agency, or if either the Company or Buyer fail to satisfy other conditions to closing. Other risks and uncertainties to which the Company is subject are discussed in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”) under the caption Risk Factors and elsewhere, including, without limitation, the Company’s Annual Report on Form 10-K, as amended, for the year ended October 28, 2007 (filed January 25, 2008 and amended on February 25, 2008) and Quarterly Report on Form 10-Q for the fiscal quarter ended February 17, 2008 (filed March 27, 2008). Copies of the Company’s filings with the SEC can be obtained on the Company’s website, or at the SEC’s website at www.sec.gov. One or more of these factors have affected, and could affect the Company’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and the Company undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 28, 2008, among Max & Erma’s Restaurants, Inc., G&R Acquisition, Inc. and G&R Acquisition Subsidiary, Inc. (the schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K*).

10.1	Waiver and Consent, dated April 28, 2008, among Max & Erma’s Restaurants, Inc. and National City Bank.

10.2	Second Amendment to Note Purchase Agreement and Consent, dated April 28, 2008, among Max & Erma’s Restaurants, Inc. and Friedberg Milstein Private Capital Fund I.

10.3	Waiver and Consent, dated April 28, 2008, between Max & Erma’s Restaurants, Inc. and Donal H. Malenick.

99.1	Press Release, dated April 28 2008, entitled “Max & Erma’s Restaurants, Inc. to be acquired by G&R Acquisition, Inc.”

*	The Company hereby agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon its request.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max & Erma’s Restaurants, Inc.
Date: April 28, 2008	By:	/s/ William C. Niegsch, Jr.
William C. Niegsch, Jr.,
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated April 28, 2008, among Max & Erma’s Restaurants, Inc., G&R Acquisition, Inc. and G&R Acquisition Subsidiary, Inc. (the schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K*).

10.1	Waiver and Consent, dated April 28, 2008, among Max & Erma’s Restaurants, Inc. and National City Bank.

10.2	Second Amendment to Note Purchase Agreement and Consent, dated April 28, 2008, among Max & Erma’s Restaurants, Inc. and Friedberg Milstein Private Capital Fund I.

10.3	Waiver and Consent, dated April 28, 2008, between Max & Erma’s Restaurants, Inc. and Donal H. Malenick.

99.1	Press Release, dated April 28 2008, entitled “Max & Erma’s Restaurants, Inc. to be acquired by G&R Acquisition, Inc.”

*	The Company hereby agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon its request.